                                                                   Exhibit 99.19

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                JANUARY 25, 2006

================================================================================

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

Are there any neg am or option arms?

No

Who is providing the reps and warrants - individual issuers or ML?

Reps will be brought down from 3 originators (NovaStar is one of them) and ML will provide the rest.

Are the loans currently boarded at Wilshire?

All the loans will be at Wilshire on the closing date. About 65 loans are currently being transferred

Are all the loans current as of cut off date?

No more than 1.50% of the loans will be 31 to 60 days delinquent as of the cutoff date as specific in the prospectus.

- FICO distribution for stated doc loans, % IO, owner occupied, and mortgage product distribution.

CREDIT SCORES

                                       AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
501 to 525                    36     $  7,178,274      1.94%     9.10%       517       $199,396     74.03%     0.00%      5.66%
526 to 550                    75       15,985,212      4.33     8.606        540        213,136     79.59         0          0
551 to 575                    98       19,857,532      5.37     8.522        564        202,628     81.85         0          0
576 to 600                   135       30,273,710      8.19     8.053        588        224,250     81.79         0      17.07
601 to 625                   385       63,779,312     17.26     7.935        614        165,661     82.87         0      32.43
626 to 650                   455       78,292,739     21.19      7.63        639        172,072      82.7         0      41.56
651 to 675                   413       70,581,726      19.1     7.498        662        170,900     83.32         0      46.26
676 to 700                   213       37,194,756     10.07     7.316        688        174,623     82.76         0      53.08
701 to 725                   123       22,587,396      6.11     7.133        712        183,637     81.68         0      49.31
726 to 750                    70       12,294,772      3.33     7.272        736        175,640     83.27         0      51.73
751 to 775                    33        5,636,871      1.53      7.18        763        170,814     83.67         0      52.54
776 to 800                    29        5,670,811      1.53     7.114        784        195,545     79.67         0      50.23
801 to 825                     1          115,234      0.03     8.875        806        115,234        70         0          0
                           -----     ------------    ------     -----        ---       --------     -----      ----      -----
TOTAL:                     2,066     $369,448,344    100.00%     7.72%       641       $178,823     82.35%     0.00%     36.40%
                           =====     ============    ======     =====        ===       ========     =====      ====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

AMORTIZATION TYPE

                                        AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE           LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------         ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
Fully Amortizing              917     $170,893,695     46.26%     7.69%       625       $186,362     80.57%     0.00%      0.00%
Balloon                       665       64,060,765     17.34      9.16        639         96,332      90.3         0          0
24 Month Interest-Only         28        8,550,408      2.31     7.048        682        305,372     80.31         0        100
60 Month Interest-Only        455      125,679,475     34.02     7.083        661        276,219     80.88         0        100
120 Month Interest-Only         1          264,000      0.07     7.625        633        264,000     79.28         0        100
                            -----     ------------    ------     -----        ---       --------     -----      ----      -----
TOTAL:                      2,066     $369,448,344    100.00%     7.72%       641       $178,823     82.35%     0.00%     36.40%
                            =====     ============    ======     =====        ===       ========     =====      ====      =====

OCCUPANCY

                            AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
              NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
Primary         1,881     $343,529,192     92.98%     7.69%       640       $182,631     82.40%     0.00%     37.10%
Investment        159       22,372,257      6.06     8.147        651        140,706     81.42         0      24.54
Second Home        26        3,546,894      0.96     8.143        684        136,419     83.33         0      43.72
                -----     ------------    ------     -----        ---       --------     -----      ----      -----
TOTAL:          2,066     $369,448,344    100.00%     7.72%       641       $178,823     82.35%     0.00%     36.40%
                =====     ============    ======     =====        ===       ========     =====      ====      =====

The information set forth above with respect to occupancy is based upon representations of the related

PRODUCT TYPES

                                     AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES            LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------          ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
Fixed - 15 Year             11     $    603,974      0.16%     7.41%       705       $ 54,907     81.39%     0.00%      0.00%
Fixed - 20 Year              4          430,978      0.12     7.105        689        107,744     67.26         0          0
Fixed - 30 Year            136       23,204,914      6.28      7.48        648        170,624     77.12         0      14.33
Balloon - 15/30            561       32,885,208       8.9      10.6        662         58,619     99.48         0          0
ARM - 2 Year/6 Month     1,143      258,571,768     69.99     7.424        640        226,222     81.19         0      46.33
ARM - 3 Year/6 Month       100       20,105,627      5.44      7.43        643        201,056      79.8         0      50.57
ARM - 5 Year/6 Month         7        2,470,319      0.67     6.499        647        352,903     71.22         0      49.03
ARM - 2 Year/6 Month
   (40 Year Am)             70       22,158,911         6     7.684        605        316,556     81.02         0          0
ARM - 3 Year/6 Month
   (40 Year Am)             15        3,659,171      0.99     8.171        621        243,945     81.83         0          0
Balloon - 30/40             19        5,357,475      1.45     7.109        645        281,972     78.06         0          0
                         -----     ------------    ------     -----        ---       --------     -----      ----      -----
TOTAL:                   2,066     $369,448,344    100.00%     7.72%       641       $178,823     82.35%     0.00%     36.40%
                         =====     ============    ======     =====        ===       ========     =====      ====      =====

- The DTI distribution for the entire pool and also for the first lien with sub financing (loud or silent).

ALL RECORDS

                                AGGREGATE      PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF     PRINCIPAL        OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
BACK DEBT TO       MORTGAGE      BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
INCOME RATIO        LOANS      OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO     DTI
------------      ---------  ---------------  --------  --------  --------  -----------  --------  -------  -------  -----
<= 0.000               62    $ 10,284,950.05     1.32%    6.98%      698      $165,886    78.30%     0.00%   29.17%   0.00%
5.001 to 10.000         9    $  1,476,712.68     0.19%    7.19%      654      $164,079    80.27%    13.33%   24.37%   7.11%
10.001 to 15.000       30    $  4,413,519.54     0.56%    7.15%      621      $147,117    79.48%    34.94%   20.72%  12.57%
15.001 to 20.000       85    $  8,925,543.93     1.14%    7.60%      643      $105,006    79.01%    47.06%   15.21%  17.95%
20.001 to 25.000      142    $ 16,493,432.89     2.11%    7.55%      636      $116,151    79.35%    58.59%   20.34%  22.82%
25.001 to 30.000      235    $ 29,435,450.66     3.77%    7.55%      625      $125,257    81.54%    51.38%   26.64%  27.91%
30.001 to 35.000      467    $ 67,387,625.75     8.62%    7.40%      629      $144,299    81.26%    58.98%   30.11%  32.76%
35.001 to 40.000      677    $108,981,935.96    13.95%    7.42%      630      $160,978    81.07%    44.41%   28.46%  37.75%
40.001 to 45.000    1,126    $183,852,277.29    23.53%    7.54%      634      $163,279    83.07%    38.41%   33.58%  42.74%
45.001 to 50.000    1,658    $285,112,677.54    36.49%    7.54%      629      $171,962    83.21%    43.77%   35.96%  47.94%
50.001 to 55.000      318    $ 60,931,828.74     7.80%    7.35%      611      $191,610    81.60%    70.83%   28.48%  52.36%
55.001 to 60.000       16    $  4,029,680.30     0.52%    6.21%      612      $251,855    73.30%   100.00%    3.87%  57.40%
                    -----    ---------------   ------     ----       ---      --------    -----    ------    -----   -----
TOTAL:              4,825    $781,325,635.33   100.00%    7.48%      630      $161,933    82.25%    46.26%   31.99%  42.41%
                    =====    ===============   ======     ====       ===      ========    =====    ======    =====   =====

WITH SILENT OR LOUD SECONDS

                   NUMBER      AGGREGATE      PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                     OF        PRINCIPAL        OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
BACK DEBT TO      MORTGAGE      BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL    FULL   PERCENT
INCOME RATIO        LOANS     OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING     LTV      CLTV      DOC       IO     DTI
------------      --------  ---------------  --------  --------  --------  -----------  --------  --------  -------  -------  -----
<= 0.000              23    $  4,262,052.90    1.40%     6.92%      723      $185,307    78.89%     96.33%    0.00%   40.99%   0.00%
5.001 to 10.000        1    $    359,828.82    0.12%     6.85%      643      $359,829    79.98%     99.98%    0.00%  100.00%   6.99%
10.001 to 15.000       3    $    537,437.36    0.18%     7.27%      654      $179,146    80.00%    100.00%   44.28%    0.00%  11.98%
15.001 to 20.000      13    $  1,691,167.24    0.56%     7.16%      657      $130,090    79.38%     99.57%   18.95%   57.26%  18.09%
20.001 to 25.000      21    $  3,272,811.92    1.08%     6.62%      665      $155,848    75.25%     94.47%   49.74%   56.26%  22.48%
25.001 to 30.000      48    $  8,458,507.42    2.78%     6.70%      654      $176,219    79.52%     98.61%   41.31%   43.94%  28.18%
30.001 to 35.000     120    $ 20,759,508.31    6.83%     6.79%      656      $172,996    79.42%     98.15%   50.87%   47.84%  32.84%
35.001 to 40.000     203    $ 39,077,476.67   12.85%     6.93%      656      $192,500    79.71%     98.80%   32.74%   47.55%  37.75%
40.001 to 45.000     381    $ 79,622,644.31   26.19%     6.93%      653      $208,983    79.97%     99.32%   28.94%   53.25%  42.84%
45.001 to 50.000     557    $125,956,723.16   41.43%     6.81%      652      $226,134    80.00%     99.37%   39.27%   55.38%  47.94%
50.001 to 55.000      95    $ 20,014,827.23    6.58%     6.80%      634      $210,682    80.01%     98.83%   58.71%   42.55%  52.03%

- The loans with subordinate financing (loud or silent) - could you provide the credit grade distribution by the top three lenders.

CREDIT GRADES

                              AGGREGATE       PERCENT              WEIGHTED     AVERAGE     WEIGHTED
               NUMBER OF      PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ACOUSTIC         LOANS       OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------       ---------   ---------------   --------   --------   --------   -----------   --------   -------   -------
AA                 421     $    97,650,578     32.12%     6.91%       647       $231,949     79.98%     29.43%    43.14%
A                  123          26,138,925      8.60     7.194        643        212,512     80.34      28.61     39.49
B                    1              90,793      0.03      10.6        556         90,793        90        100         0
                 -----     ---------------    ------     -----        ---       --------     -----      -----     -----
   TOTAL:          545     $   123,880,296     40.75%     6.98%       646       $227,303     80.07%     29.31%    42.34%
                 =====     ===============    ======     =====        ===       ========     =====      =====     =====
NOVASTAR
Alt A              142     $    31,458,624     10.35%     6.37%       665       $221,540     79.69%     24.56%    63.75%
M1                 115          22,129,337      7.28     6.855        634        192,429     79.14      49.71        49
M2                   5             563,871      0.19     7.395        612        112,774     83.48        100         0
M3                   1             131,588      0.04     8.425        553        131,588        80        100         0
                 -----     ---------------    ------     -----        ---       --------     -----      -----     -----
   TOTAL:          263     $    54,283,420     17.86%     6.59%       652       $206,401     79.50%     35.78%    56.92%
                 =====     ===============    ======     =====        ===       ========     =====      =====     =====
COMUNITY
AAA                 24     $     5,597,047      1.84%     6.38%       701       $233,210     79.98%     23.73%    64.55%
AA+                309          54,369,692     17.88     6.666        654        175,954     79.49      57.39     54.72
AA                   5           1,180,106      0.39     7.209        627        236,021     79.98        100     62.77
A-                   2             161,694      0.05      9.75        519         80,847        80      25.93         0
                 -----     ---------------    ------     -----        ---       --------     -----      -----     -----
   TOTAL:          340     $    61,308,539     20.17%     6.66%       657       $180,319     79.55%     55.05%    55.63%
                 =====     ===============    ======     =====        ===       ========     =====      =====     =====
OTHER              317     $    64,540,731     21.23%     7.03%       663       $203,599     79.92%     36.90%    62.55%
                 -----     ---------------    ------     -----        ---       --------     -----      -----     -----
GRAND TOTAL:     1,465     $304,012,985.34    100.00%     6.85%       653       $207,517     79.83%     37.26%    51.91%
                 =====     ===============    ======     =====        ===       ========     =====      =====     =====

- Loans with an OLTV between 80.01-85 - could you provide the FICO, mortgage product type distribution, % owner occupied, and months to reset distribution?

CREDIT SCORES

                                      AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   ---------   -----------   --------   --------   --------   -----------   --------   -------   -------
476 to 500                    1      $   264,845      0.36%    10.00%       500       $264,845     85.00%    100.00%     0.00%
501 to 525                   27        4,371,325      5.91     8.352        519        161,901     84.66      71.87         0
526 to 550                   68       11,007,796     14.87     8.444        538        161,879     84.59      48.75         0
551 to 575                   72       13,755,883     18.59     7.942        563        191,054     84.62      54.25      5.63
576 to 600                   46       10,683,989     14.44     7.324        589        232,261     84.24      50.66     35.94
601 to 625                   59       12,886,408     17.41     7.322        612        218,414     84.69      44.98     53.31
626 to 650                   40        9,103,230      12.3     7.064        639        227,581     84.44      39.86     42.18
651 to 675                   33        6,188,938      8.36     6.965        664        187,544     84.22      30.65     32.94
676 to 700                   13        2,450,036      3.31      6.65        684        188,464     84.05      30.69      9.35
701 to 725                    9        1,666,281      2.25     6.658        712        185,142     84.99      19.47     35.83
726 to 750                    1          270,300      0.37     7.275        737        270,300        85          0       100
751 to 775                    2          596,474      0.81     5.326        764        298,237     84.31      47.27     52.73
776 to 800                    2          444,190       0.6     6.839        779        222,095        85      52.62     52.62
801 to 825                    1          314,838      0.43     5.625        801        314,838        85        100         0
                            ---      -----------    ------     -----        ---       --------     -----      -----     -----
TOTAL:                      374      $74,004,534    100.00%     7.55%       599       $197,873     84.51%     47.13%    25.68%
                            ===      ===========    ======     =====        ===       ========     =====      =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 599.

PRODUCT TYPES

                                     AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES            LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------          ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
Fixed - 15 Year             1       $   376,131      0.51%     6.50%       610       $376,131     85.00%    100.00%     0.00%
Fixed - 30 Year            61        12,013,295     16.23     7.013        616        196,939     84.18      72.83      8.82
Balloon - 15/30             6           266,733      0.36      9.49        623         44,455     83.05      67.46         0
ARM - 2 Year/6 Month      259        50,162,187     67.78     7.699        594        193,676     84.62       40.3     32.87
ARM - 3 Year/6 Month       22         4,557,673      6.16     7.211        613        207,167     84.09      70.96     31.99
ARM - 2 Year/6 Month
   (40 Year Am)            13         3,463,021      4.68     7.859        573        266,386     84.72      26.09         0
ARM - 3 Year/6 Month
   (40 Year Am)             6         1,298,934      1.76     8.118        574        216,489     84.47      35.31         0
Balloon - 30/40             6         1,866,560      2.52      6.79        635        311,093     84.49      40.58         0
                          ---       -----------    ------     -----        ---       --------     -----      -----     -----
TOTAL:                    374       $74,004,534    100.00%     7.55%       599       $197,873     84.51%     47.13%    25.68%
                          ===       ===========    ======     =====        ===       ========     =====      =====     =====

OCCUPANCY

                            AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
              NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
Primary          316       $65,131,805     88.01%     7.51%       592       $206,113     84.46%     50.29%    25.79%
Investment        56         8,672,930     11.72     7.839        649        154,874     84.91      22.97     25.47
Second Home        2           199,798      0.27     9.435        559         99,899        85       65.5         0
                 ---       -----------    ------     -----        ---       --------     -----      -----     -----
TOTAL:           374       $74,004,534    100.00%     7.55%       599       $197,873     84.51%     47.13%    25.68%
                 ===       ===========    ======     =====        ===       ========     =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

NEXT ADJUSTMENT DATE

                                    AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
NEXT ADJUSTMENT DATE     LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   ---------   -----------   --------   --------   --------   -----------   --------   -------   -------
June 2007                   2      $   127,662      0.21%     7.51%       602       $ 63,831      85.00%     33.14%     0.00%
July 2007                  20        3,341,712      5.62     7.384        578        167,086         84      51.57     31.27
August 2007                75       13,684,821     23.01     7.555        590        182,464      84.58      33.66      17.3
September 2007             32        7,126,154     11.98      7.66        591        222,692      84.74      42.71     45.25
October 2007               84       15,485,607     26.03     7.919        594        184,352      84.63      38.52     36.37
November 2007              59       13,859,253      23.3     7.731        597        234,903      84.76      41.42     30.46
July 2008                   1           71,022      0.12      6.69        608         71,022         85        100         0
August 2008                 1          288,000      0.48       5.6        674        288,000      81.13          0       100
September 2008              4          746,589      1.26     7.141        598        186,647      83.49      74.71     28.16
October 2008               14        3,358,325      5.65     7.394        579        239,880      84.57      68.41     13.85
November 2008               8        1,392,671      2.34     8.015        653        174,084      84.16      55.04     35.53
                          ---      -----------    ------     -----        ---       --------      -----      -----     -----
TOTAL:                    300      $59,481,815    100.00%     7.68%       594       $198,273      84.58%     41.72%    30.17%
                          ===      ===========    ======     =====        ===       ========      =====      =====     =====

-    % of first time home buyers and the FICO distribution

ALL RECORDS

FIRST                   AGGREGATE       PERCENT              WEIGHTED     AVERAGE     WEIGHTED
TIME     NUMBER OF      PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
HOME      MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
BUYER      LOANS       OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------   ---------   ---------------   --------   --------   --------   -----------   --------   -------   -------
N          3,005     $524,825,840.52     67.17%     7.33%       625       $174,651     81.17%     51.70%    31.30%
Y          1,440     $207,569,802.52     26.57%     7.73%       643       $144,146     84.53%     29.38%    34.23%
U            380     $ 48,929,992.29      6.26%     8.00%       625       $128,763     84.23%     59.61%    29.88%
           -----     ---------------    ------      ----        ---       --------     -----      -----     -----
TOTAL:     4,825     $781,325,635.33    100.00%     7.48%       630       $161,933     82.25%     46.26%    31.99%
           =====     ===============    ======      ====        ===       ========     =====      =====     =====

CREDIT SCORES

                                       AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   ---------   ------------   --------   --------   --------   -----------   --------   -------   -------
476 to 500                     1     $    155,100      0.07%     9.35%       500       $155,100     90.00%    100.00%     0.00%
501 to 525                     7        1,515,151      0.73     8.199        521        216,450     88.33      79.92         0
526 to 550                    24        3,677,951      1.77     8.948        542        153,248     88.08      56.04      2.54
551 to 575                    56        8,800,722      4.24     8.647        566        157,156     90.34      72.87      5.49
576 to 600                   179       20,901,376     10.07     8.103        590        116,767     85.37      59.36     24.03
601 to 625                   371       50,054,183     24.11     7.936        613        134,917     84.32       28.1     30.28
626 to 650                   296       42,258,876     20.36     7.674        637        142,766     83.88      24.44      38.7
651 to 675                   209       31,376,764     15.12     7.605        662        150,128     84.27      15.13     35.12
676 to 700                   137       22,049,044     10.62     7.235        687        160,942     83.26      22.76     46.28
701 to 725                    77       11,980,819      5.77      7.15        714        155,595     84.03      19.49     40.93
726 to 750                    40        6,355,601      3.06     7.364        734        158,890      84.5      15.03      43.1
751 to 775                    25        4,485,367      2.16     7.193        764        179,415     84.03      24.17     61.77
776 to 800                    18        3,958,848      1.91     7.172        783        219,936     83.06       5.47     58.07
                           -----     ------------    ------     -----        ---       --------     -----      -----     -----
TOTAL:                     1,440     $207,569,803    100.00%     7.73%       643       $144,146     84.53%     29.38%    34.23%
                           =====     ============    ======     =====        ===       ========     =====      =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 790 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.